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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 1995



                                 SCHWITZER, INC.
               (Exact Name of Registrant as Specified in Charter)




    DELAWARE                  1-10183                       35-1764400
(State or other        (Commission File Number)     (IRS Employer Identification
Jurisdiction or                                      No.)
Incorporation)


        BREVARD ROAD, P.O. BOX 15075, ASHEVILLE, NORTH CAROLINA     28813
       (Address of Principal Executive Office)                  (Zip Code)

       Registrant's telephone number, including area code:  (704) 684-4102




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.   OTHER EVENTS

          On February 25, 1995, Kuhlman Corporation, a Delaware corporation ("Kuhlman"), Spinner Acquisition Corp., a Delaware corporation and a wholly-subsidiary of Kuhlman ("Acquisition"), and Schwitzer, Inc., a Delaware corporation ("Schwitzer"), entered into an Agreement and Plan of Merger dated as of February 25, 1995 pursuant to which Acquisition will be merged with and into Schwitzer (the "Merger"). Consummation of the Merger is subject to certain closing conditions, including the approval of the stockholders of Kuhlman and the stockholders of Schwitzer.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Business Acquired

               None.

          (b)  Pro Forma Financial Information

               None

          (c)  Exhibits

               (10) Agreement and Plan of Merger among Kuhlman Corporation,
                    Spinner Acquisition Corp. and Schwitzer, Inc., dated as of February 25, 1995.

               (99) Press release of Schwitzer, Inc. dated February 27, 1995.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SCHWITZER, INC.
                                      (Registrant)


                                      By:     /s/ Gary G. Dillon
                                             --------------------
                                             Gary G. Dillon
                                             Chairman, President and
                                               Chief Executive Officer


Dated:  February 25, 1995

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                                  EXHIBIT INDEX



Exhibit No.              Description                   Page
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(10)           Agreement and Plan of Merger among Kuhlman
               Corporation, Spinner Acquisition Corp. and
               Schwitzer, Inc., dated as of February 25, 1995.

(99)           Press release of Schwitzer, Inc. dated February
               27, 1995.

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